SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Significant Accounting Policies And Other Financial Data

SEMPRA ENERGY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER FINANCIAL DATA

Principles of Consolidation

2012 Business Segment Realignment

Effective January 1, 2012, in connection with several key executive appointments made in September 2011, management realigned some of the company's major subsidiaries to better fit its strategic direction and to enhance the management and integration of our assets. This realignment resulted in a change in reportable segments in 2012. In accordance with accounting principles generally accepted in the United States (GAAP), historical information for Sempra Energy has been restated in its Consolidated Financial Statements and these Notes to the Consolidated Financial Statements to reflect the effect of this change. All discussions of our operating units and reportable segments in these Notes reflect the new segments and operating structure.

Sempra Energy

Sempra Energy's Consolidated Financial Statements include the accounts of Sempra Energy, a California-based Fortune 500 holding company, and its consolidated subsidiaries and a variable interest entity (VIE). Sempra Energy's principal operating units are

  San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas);
  Sempra International, which includes our Sempra South American Utilities and Sempra Mexico reportable segments; and

  Sempra U.S. Gas & Power, which includes our Sempra Renewables and Sempra Natural Gas reportable segments.

We provide descriptions of each of our segments in Note 16.

We refer to SDG&E and SoCalGas collectively as the California Utilities, which do not include the utilities in our Sempra International and Sempra U.S. Gas & Power operating units. Sempra Global is the holding company for most of our subsidiaries that are not subject to California utility regulation. All references in these Notes to “Sempra International,” “Sempra U.S. Gas & Power” and their respective reportable segments are not intended to refer to any legal entity with the same or similar name.

Sempra Energy uses the equity method to account for investments in affiliated companies over which we have the ability to exercise significant influence, but not control. We discuss our investments in unconsolidated subsidiaries in Notes 3 and 4.

SDG&E

SDG&E's Consolidated Financial Statements include its accounts and the accounts of a VIE of which SDG&E is the primary beneficiary, as we discuss below under “Variable Interest Entities.” SDG&E's common stock is wholly owned by Enova Corporation, which is a wholly owned subsidiary of Sempra Energy.

SoCalGas

SoCalGas' Consolidated Financial Statements include its subsidiaries, which comprise less than one percent of its consolidated financial position and results of operations. SoCalGas' common stock is wholly owned by Pacific Enterprises (PE), which is a wholly owned subsidiary of Sempra Energy.

Basis of Presentation

This is a combined report of Sempra Energy, SDG&E and SoCalGas. We provide separate information for SDG&E and SoCalGas as required. References in this report to “we,” “our” and “Sempra Energy Consolidated” are to Sempra Energy and its consolidated entities, unless otherwise indicated by the context. We have eliminated intercompany accounts and transactions within the consolidated financial statements of each reporting entity.

We evaluated events and transactions that occurred after December 31, 2011 through the date the financial statements were issued, and in the opinion of management, the accompanying statements reflect all adjustments necessary for a fair presentation.

As we discuss in Note 3, in April 2011, Sempra South American Utilities acquired two electric distribution utilities in South America. Sempra Natural Gas also owns and operates Mobile Gas Service Corporation (Mobile Gas), a natural gas distribution utility in southwest Alabama and Sempra Mexico owns and operates Ecogas Mexico, S de RL de CV (Ecogas), a natural gas distribution utility in Northern Mexico. In prior years, we provided separate revenue and cost of revenue information on our consolidated statements of operations for the California Utilities only, as the amounts for Mobile Gas and Ecogas were immaterial. Due to the addition of the South American utilities, we are now providing separate revenue and cost of revenue information on the Consolidated Statements of Operations on a combined basis for all of our utilities. Accordingly, amounts in the prior periods have been reclassified to conform with the current year presentation.

Use of Estimates in the Preparation of the Financial Statements

We prepare our financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). This requires us to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, including the disclosure of contingent assets and liabilities at the date of the financial statements. Although we believe the estimates and assumptions are reasonable, actual amounts ultimately may differ significantly from those estimates.

Adoption of New Accounting Standards

Effective January 1, 2012, the Company adopted Accounting Standards Update (ASU) 2011-05, Presentation of Comprehensive Income (ASU 2011-05) and ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (ASU 2011-12). ASU 2011-05 amends Accounting Standards Codification (ASC) Topic 220, Comprehensive Income, and eliminates the option to report other comprehensive income and its components in the statement of changes in equity. The ASU allows an entity an option to present the components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive, statements.

ASU 2011-05 does not change the items that must be reported in other comprehensive income, when an item of other comprehensive income must be reclassified to net income, or the earnings per share computation.

ASU 2011-12 defers the requirement to separately present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income.

We have applied the new standards retrospectively for Sempra Energy by providing the required statements for all periods presented. We have elected to present the components of net income and other comprehensive income in two separate, but consecutive, statements.

REGULATORY MATTERS

Effects of Regulation

The accounting policies of our regulated utility subsidiaries in California, SDG&E and SoCalGas, conform with GAAP for regulated enterprises and reflect the policies of the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission (FERC).

The California Utilities prepare their financial statements in accordance with GAAP provisions governing regulated operations. Under these provisions, a regulated utility records a regulatory asset if it is probable that, through the ratemaking process, the utility will recover that asset from customers. To the extent that recovery is no longer probable, the related regulatory assets are written off. Regulatory liabilities represent amounts collected from customers in advance of the actual expenditure by the utility. If the actual expenditures are less than amounts previously collected from ratepayers, the excess would be refunded to customers, generally by reducing future rates.

Our other natural gas distribution utilities, Mobile Gas and Ecogas, also apply GAAP for regulated utilities to their operations.

We provide information concerning regulatory assets and liabilities below in “Regulatory Balancing Accounts” and “Regulatory Assets and Liabilities.”

Regulatory Balancing Accounts

The following table summarizes our regulatory balancing accounts at December 31. The net payables (payables net of receivables) will be returned to customers by reducing future rates.

SUMMARY OF REGULATORY BALANCING ACCOUNTS AT DECEMBER 31
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2011	2010	2011	2010	2011	2010
Overcollected	$709	$733	$419	$443	$290	$290
Undercollected	(642)	(492)	(457)	(382)	(185)	(110)
Net payable (receivable)(1)	$67	$241	$(38)	$61	$105	$180
(1)	At December 31, 2011, the net receivable at SDG&E and the net payable at SoCalGas are shown separately on Sempra Energy’s Consolidated Balance Sheet.

Over- and undercollected regulatory balancing accounts reflect the difference between customer billings and recorded or CPUC-authorized costs, primarily commodity costs. Amounts in the balancing accounts are recoverable or refundable in future rates, subject to CPUC approval. Balancing account treatment eliminates the impact on earnings from variances in the covered costs from authorized amounts. Absent balancing account treatment, variations in the cost of fuel supply and certain operating and maintenance costs from amounts approved by the CPUC would increase volatility in utility earnings.

We provide additional information about regulatory matters in Notes 14 and 15.

Regulatory Assets and Liabilities

We show the details of regulatory assets and liabilities in the following table, and discuss each of them separately below.

REGULATORY ASSETS (LIABILITIES) AT DECEMBER 31
(Dollars in millions)
	2011	2010
SDG&E
Fixed-price contracts and other derivatives	$258	$299
Costs related to wildfire litigation	594	364
Deferred taxes recoverable in rates	570	502
Pension and other postretirement benefit obligations	309	279
Removal obligations(1)	(1,462)	(1,409)
Unamortized loss on reacquired debt, net	20	23
Environmental costs	17	17
Legacy meters	91	―
Other	43	38
Total SDG&E	440	113
SoCalGas
Pension and other postretirement benefit obligations	808	586
Employee benefit costs	66	59
Removal obligations(1)	(1,075)	(1,208)
Deferred taxes refundable in rates	(87)	(138)
Unamortized loss on reacquired debt, net	20	23
Environmental costs	21	18
Workers’ compensation	44	41
Other	(5)	(6)
Total SoCalGas	(208)	(625)
Other Sempra Energy
Mobile Gas	(5)	(16)
Ecogas	3	9
Total Other Sempra Energy	(2)	(7)
Total Sempra Energy Consolidated	$230	$(519)
(1)	Related to obligations discussed below in “Asset Retirement Obligations.”

NET REGULATORY ASSETS (LIABILITIES) AS PRESENTED ON THE CONSOLIDATED BALANCE SHEETS AT DECEMBER 31
(Dollars in millions)
	2011			2010
	Sempra			Sempra
	Energy			Energy
	Consolidated	SDG&E	SoCalGas	Consolidated	SDG&E	SoCalGas
Current regulatory assets	$89	$78	$9	$90	$71	$12
Noncurrent regulatory assets	2,780	1,824	945	2,167	1,451	709
Current regulatory liabilities(1)	(1)	―	―	(8)	―	―
Noncurrent regulatory liabilities	(2,638)	(1,462)	(1,162)	(2,768)	(1,409)	(1,346)
Total	$230	$440	$(208)	$(519)	$113	$(625)
(1)	Included in Other Current Liabilities.

In the tables above:

  Regulatory assets arising from fixed-price contracts and other derivatives are offset by corresponding liabilities arising from purchased power and natural gas commodity and transportation contracts. The regulatory asset is increased/decreased based on changes in the fair market value of the contracts. It is also reduced as payments are made for commodities and services under these contracts.
  Deferred taxes recoverable/refundable in rates are based on current regulatory ratemaking and income tax laws. SDG&E and SoCalGas expect to recover/refund net regulatory assets/liabilities related to deferred income taxes over the lives of the assets that give rise to the accumulated deferred income tax liabilities/assets.
  Regulatory assets related to unamortized losses on reacquired debt are recovered over the remaining original amortization periods of the losses on reacquired debt. These periods range from 9 months to 16 years for SDG&E and from 2 years to 15 years for SoCalGas.
  Regulatory assets related to environmental costs represent the portion of our environmental liability recognized at the end of the period in excess of the amount that has been recovered through rates charged to customers. We expect this amount to be recovered in future rates as expenditures are made.
  Regulatory assets related to pension and other postretirement benefit obligations are offset by corresponding liabilities and are being recovered in rates as the plans are funded.
  Regulatory assets arising from costs related to wildfire litigation are costs in excess of liability insurance coverage and amounts recovered, and to be recovered, from other potentially responsible parties, as we discuss in Note 15 under “SDG&E—2007 Wildfire Litigation.”

  The regulatory asset related to the legacy meters removed from service and replaced under the Smart Meter Program is their undepreciated value. SDG&E expects to recover this asset over a remaining life of 28 years.

For substantially all of these assets, the cash has not yet been expended and the assets are offset by liabilities that do not incur a carrying cost.

FAIR VALUE MEASUREMENTS

We apply recurring fair value measurements to certain assets and liabilities, primarily nuclear decommissioning and benefit plan trust assets and other miscellaneous derivatives. “Fair value” is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

A fair value measurement reflects the assumptions market participants would use in pricing an asset or liability based on the best available information. These assumptions include the risk inherent in a particular valuation technique (such as a pricing model) and the risks inherent in the inputs to the model. Also, we consider an issuer's credit standing when measuring its liabilities at fair value.

We establish a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 – Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis. Our Level 1 financial instruments primarily consist of listed equities, U.S. government treasury securities and exchange-traded derivatives.

Level 2 – Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including:

  quoted forward prices for commodities
  time value
  current market and contractual prices for the underlying instruments volatility factors

  other relevant economic measures

Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace. Our financial instruments in this category include the Nuclear Decommissioning Trusts' investments at SDG&E and non-exchange-traded derivatives such as interest rate instruments and over-the-counter (OTC) forwards and options.

Level 3 – Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management's best estimate of fair value from the perspective of a market participant.

Cash and Cash Equivalents

Cash equivalents are highly liquid investments with maturities of three months or less at the date of purchase.

Restricted Cash

Restricted cash at Sempra Energy, including amounts at SDG&E discussed below, was $46 million and $158 million at December 31, 2011 and 2010, respectively. At December 31, 2010, it included long-term funds held in trust for construction financing of certain natural gas storage facilities of Sempra Natural Gas of $27 million.

We held $3 million and $15 million, respectively, at December 31, 2011 and 2010 of cash collateral received as security for guarantees issued by Sempra Energy related to businesses sold by RBS Sempra Commodities. We discuss RBS Sempra Commodities in Note 4 and our related guarantees in Note 5.

SDG&E had restricted cash at December 31, 2011 of $14 million related to the purchase of a power plant on January 1, 2012. SDG&E had $110 million of restricted cash at December 31, 2010 representing funds received from a wildfire litigation settlement that we describe in Note 15. These funds were restricted to use for 2007 wildfire litigation expenditures. In addition, restricted cash at SDG&E of $29 million and $6 million at December 31, 2011 and 2010, respectively, are funds held by a trustee for Otay Mesa VIE (see “Variable Interest Entities—Otay Mesa VIE” below) to pay certain operating costs.

Collection Allowances

We record allowances for the collection of trade and other accounts and notes receivable which include allowances for doubtful customer accounts and for other receivables. We show the changes in these allowances in the table below:

COLLECTION ALLOWANCES
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Sempra Energy Consolidated
Allowances for collection of receivables at January 1	$29	$27	$29
Provisions for uncollectible accounts	20	22	25
Write-offs of uncollectible accounts	(20)	(20)	(27)
Allowances for collection of receivables at December 31	$29	$29	$27
SDG&E
Allowances for collection of receivables at January 1	$5	$4	$6
Provisions for uncollectible accounts	8	7	8
Write-offs of uncollectible accounts	(7)	(6)	(10)
Allowances for collection of receivables at December 31	$6	$5	$4
SoCalGas
Allowances for collection of receivables at January 1	$14	$16	$18
Provisions for uncollectible accounts	8	8	12
Write-offs of uncollectible accounts	(10)	(10)	(14)
Allowances for collection of receivables at December 31	$12	$14	$16

Inventories

The California Utilities value natural gas inventory by the last-in first-out (LIFO) method. As inventories are sold, differences between the LIFO valuation and the estimated replacement cost are reflected in customer rates. Materials and supplies at the California Utilities are generally valued at the lower of average cost or market.

Sempra Mexico, Sempra South American Utilities and Sempra Natural Gas value natural gas inventory and material and supplies at lower of average cost or market. Sempra Natural Gas and Sempra Mexico value liquefied natural gas (LNG) inventory (categorized as natural gas below) by the first-in first-out method.

INVENTORY BALANCES AT DECEMBER 31
(Dollars in millions)

	Natural Gas		Materials and supplies		Total
	2011	2010	2011	2010	2011	2010
SDG&E	$6	$5	$76	$66	$82	$71
SoCalGas	128	86	23	19	151	105
Sempra South American Utilities	―	―	36	―	36	―
Sempra Mexico	10	23	7	8	17	31
Sempra Natural Gas	51	38	9	13	60	51
Sempra Energy Consolidated	$195	$152	$151	$106	$346	$258

Income Taxes

Income tax expense includes current and deferred income taxes from operations during the year. We record deferred income taxes for temporary differences between the book and the tax bases of assets and liabilities. Investment tax credits from prior years are amortized to income by the California Utilities over the estimated service lives of the properties as required by the CPUC. At our other businesses, we reduce the book basis of the related asset by the amount of investment tax credit earned. At Sempra Renewables, production tax credits are recognized in income tax expense as earned.

The California Utilities and Mobile Gas recognize

  regulatory assets to offset deferred tax liabilities if it is probable that the amounts will be recovered from customers; and

  regulatory liabilities to offset deferred tax assets if it is probable that the amounts will be returned to customers.

Other than local country withholding tax on current Peruvian earnings, we currently do not record deferred income taxes for basis differences between financial statement and income tax investment amounts in non-U.S. subsidiaries because their cumulative undistributed earnings are indefinitely reinvested.

When there are uncertainties related to potential income tax benefits, in order to qualify for recognition, the position we take has to have at least a “more likely than not” chance of being sustained (based on the position's technical merits) upon challenge by the respective authorities. The term “more likely than not” means a likelihood of more than 50 percent. Otherwise, we may not recognize any of the potential tax benefit associated with the position. We recognize a benefit for a tax position that meets the “more likely than not” criterion at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon its effective resolution.

Unrecognized tax benefits involve management's judgment regarding the likelihood of the benefit being sustained. The final resolution of uncertain tax positions could result in adjustments to recorded amounts and may affect our results of operations, financial position and cash flows.

We provide additional information about income taxes in Note 7.

Property, Plant and Equipment

Property, plant and equipment primarily represents the buildings, equipment and other facilities used by the California Utilities to provide natural gas and electric utility services, and by Sempra International and Sempra U.S. Gas & Power. It also reflects projects included in construction work in progress at these operating units.

Our plant costs include

  labor
  materials and contract services

  expenditures for replacement parts incurred during a major maintenance outage of a generating plant

In addition, the cost of our utility plant includes an allowance for funds used during construction (AFUDC). We discuss AFUDC below. The cost of non-utility plant includes capitalized interest.

Maintenance costs are expensed as incurred. The cost of most retired depreciable utility plant minus salvage value is charged to accumulated depreciation.

PROPERTY, PLANT AND EQUIPMENT BY MAJOR FUNCTIONAL CATEGORY
(Dollars in millions)
	Property, Plant		Depreciation rates for
	and Equipment at		years ended
	December 31,		December 31,
	2011	2010	2011	2010	2009
SDG&E:
Natural gas operations	$1,349	$1,280	3.15%	3.00%	2.84%
Electric distribution	4,894	4,700	4.13	4.06	3.97
Electric transmission	1,938	1,795	2.74	2.70	2.67
Electric generation(1)	2,166	1,737	4.92	4.30	3.84
Other electric(2)	604	666	8.26	8.19	8.50
Construction work in progress	2,052	1,069	NA	NA	NA
Total SDG&E	13,003	11,247
SoCalGas:
Natural gas operations(3)	10,055	9,376	3.62	3.54	3.50
Other non-utility	129	126	1.62	1.74	1.41
Construction work in progress	381	322	NA	NA	NA
Total SoCalGas	10,565	9,824

Other operating units and parent(4):			Estimated Useful Lives
Land and land rights	292	194	25 to 50 years(5)
Machinery and equipment:
Utility electric distribution operations	1,267	―	10 to 50 years
Generating plants	1,278	1,604	4 to 35 years
LNG terminals	2,059	2,049	3 to 50 years
Pipelines and storage	1,510	1,375	10 to 50 years
Other	168	97	2 to 50 years
Construction work in progress	849	428		N/A
Other	201	205	3 to 50 years
	7,624	5,952
Total Sempra Energy Consolidated	$31,192	$27,023
(1)	Includes capital lease assets of $183 million and $182 million at December 31, 2011 and 2010, respectively.
(2)	Includes capital lease assets of $26 million at both December 31, 2011 and 2010.
(3)	Includes capital lease assets of $33 million at both December 31, 2011 and 2010.
(4)	December 31, 2011 balances include $163 million and $126 million of utility plant, primarily pipelines and other distribution assets, at Mobile Gas and Ecogas, respectively. December 31, 2010 balances include $156 million and $137 million of utility plant, primarily pipelines and other distribution assets, at Mobile Gas and Ecogas, respectively.
(5)	Estimated useful lives are for land rights.

Depreciation expense is based on the straight-line method over the useful lives of the assets or, for the California Utilities, a shorter period prescribed by the CPUC. Depreciation expense is computed using the straight-line method over the asset's estimated original composite useful life, the CPUC-prescribed period or the remaining term of the site leases, whichever is shortest.

The accumulated depreciation and decommissioning amounts on our Consolidated Balance Sheets are as follows:

ACCUMULATED DEPRECIATION AND DECOMMISSIONING AMOUNTS
(Dollars in millions)
	December 31,
	2011	2010
SDG&E:
Accumulated depreciation and decommissioning of utility plant in service:
Electric(1)	$2,387	$2,152
Natural gas	576	542
Total SDG&E	2,963	2,694
SoCalGas:
Accumulated depreciation of natural gas utility plant in service(2)	3,863	3,702
Accumulated depreciation – other non-utility	102	100
Total SoCalGas	3,965	3,802
Other operating units and parent:
Accumulated depreciation – other non-utility(3)	755	713
Accumulated depreciation of utility electric distribution operations	44	―
	799	713
Total Sempra Energy Consolidated	$7,727	$7,209
(1)	Includes accumulated depreciation for assets under capital lease of $16 million and $7 million at December 31, 2011 and 2010, respectively.
(2)	Includes accumulated depreciation for assets under capital lease of $22 million and $14 million at December 31, 2011 and 2010, respectively.
(3)	December 31, 2011 balances include $15 million and $28 million of accumulated depreciation for utility plant at Mobile Gas and Ecogas, respectively. December 31, 2010 balances include $9 million and $29 million of accumulated depreciation for utility plant at Mobile Gas and Ecogas, respectively.

The California Utilities finance their construction projects with borrowed funds and equity funds. The CPUC and the FERC allow the recovery of the cost of these funds by the capitalization of AFUDC, calculated using rates authorized by the CPUC and the FERC, as a cost component of property, plant and equipment. The California Utilities earn a return on the allowance after the utility property is placed in service and recover the AFUDC from their customers over the expected useful lives of the assets.

Sempra International and Sempra U.S. Gas & Power businesses capitalize interest costs incurred to finance capital projects. The California Utilities also capitalize certain interest costs.

CAPITALIZED FINANCING COSTS
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Sempra Energy Consolidated:
AFUDC related to debt	$40	$24	$15
AFUDC related to equity	99	57	39
Other capitalized financing costs	26	33	73
Total Sempra Energy Consolidated	$165	$114	$127
SDG&E:
AFUDC related to debt	$33	$18	$10
AFUDC related to equity	80	43	29
Other capitalized financing costs	―	―	4
Total SDG&E	$113	$61	$43
SoCalGas:
AFUDC related to debt	$7	$6	$5
AFUDC related to equity	19	14	10
Other capitalized financing costs	―	―	1
Total SoCalGas	$26	$20	$16

Assets Held for Sale

At December 31, 2010, we held gas and steam turbine assets for sale of $40 million which were recorded in Other Current Assets on the Sempra Energy Consolidated Balance Sheet. In December 2011, management decided to hold these assets for future use in potential development projects at Sempra Natural Gas. Accordingly, we have reclassified them from assets held for sale to construction work in progress. The assets held for sale had no effect on results of operations for any of the periods presented.

Goodwill and other Intangible Assets

Goodwill

Goodwill is the excess of the purchase price over the fair value of the identifiable net assets of acquired companies. Goodwill is not amortized but is tested annually on October 1 for impairment. Impairment of goodwill occurs when the carrying amount (book value) of goodwill exceeds its implied fair value. If the carrying value of the reporting unit, including goodwill, exceeds its fair value, and the book value of goodwill is greater than its fair value on the test date, we record a goodwill impairment loss.

Sempra South American Utilities recorded goodwill of $975 million in April 2011 in connection with the acquisition of AEI's interests in Chilquinta Energía S.A. (Chilquinta Energía) in Chile, Luz del Sur S.A.A. (Luz del Sur) in Peru, and their subsidiaries. Sempra Mexico recorded $18 million in April 2010 in connection with the acquisition of pipeline and natural gas infrastructure assets of El Paso Corporation, which we discuss in Note 3.

Goodwill on the Sempra Energy Consolidated Balance Sheets is recorded as follows:

GOODWILL
(Dollars in millions)
		Sempra
	South American		Sempra	Sempra
		Utilities	Mexico	Natural Gas	Total
Balance as of December 31, 2009	$	―	$6	$62	$68
Acquisition of Mexican pipeline and natural gas infrastructure assets and other		―	19	―	19
Balance as of December 31, 2010		―	25	62	87
Acquisition of Chilquinta Energía and Luz del Sur		975	―	―	975
Foreign currency translation(1)		(26)	―	―	(26)
Balance at December 31, 2011		$949	$25	$62	$1,036
(1) We record the offset of this fluctuation to other comprehensive income.

We provide additional information concerning goodwill related to our equity method investments and the impairment of investments in unconsolidated subsidiaries in Note 4.

Other Intangible Assets

Sempra Natural Gas recorded $460 million of intangible assets in connection with the acquisition of EnergySouth, Inc. in 2008. These intangible assets represent storage and development rights related to the natural gas storage facilities of Bay Gas Storage, LLC (Bay Gas) and Mississippi Hub, LLC (Mississippi Hub) and were recorded at estimated fair value as of the date of the acquisition using discounted cash flows analysis. Our important assumptions in determining fair value include estimated future cash flows, the estimated useful life of the intangible assets and our use of appropriate discount rates. We are amortizing these intangible assets over their estimated useful lives as shown in the table below.

Other Intangible Assets on the Sempra Energy Consolidated Balance Sheets are as follows:

OTHER INTANGIBLE ASSETS
(Dollars in millions)
	Amortization period	December 31,	December 31,
	(years)	2011	2010
Storage rights	46	$138	$138
Development rights	50	322	322
Other	11 years to indefinite	21	16
		481	476
Less accumulated amortization:
Storage rights		(21)	(14)
Development rights		(10)	(7)
Other		(2)	(2)
		(33)	(23)
Total		$448	$453

Amortization expense related to the above intangible assets was $10 million in each of 2011, 2010 and 2009. We estimate the amortization expense for the next five years to be $10 million per year.

Long-Lived Assets

We periodically evaluate whether events or circumstances have occurred that may affect the recoverability or the estimated useful lives of long-lived assets, the definition of which includes intangible assets subject to amortization, but does not include unconsolidated subsidiaries. Impairment of long-lived assets occurs when the estimated future undiscounted cash flows are less than the carrying amount of the assets. If that comparison indicates that the assets' carrying value may not be recoverable, the impairment is measured based on the difference between the carrying amount and the fair value of the assets. This evaluation is performed at the lowest level for which separately identifiable cash flows exist.

In the second quarter of 2009, we recorded a $132 million pretax write-off related to certain assets at one of Sempra Natural Gas' natural gas storage projects. This amount is recorded as Write-off of Long-Lived Assets on our Consolidated Statement of Operations for the year ended December 31, 2009. Sempra Natural Gas owns 75 percent of Liberty Gas Storage, LLC (Liberty), the partnership that owns the project. Our partner's 25-percent share of the pretax charge is $33 million, which is included in (Earnings) Losses Attributable to Noncontrolling Interests on our Consolidated Statement of Operations for the year ended December 31, 2009. The impact to our net income and to our earnings is $97 million and $64 million, respectively, for the year ended December 31, 2009. In September 2009, the members of the partnership unanimously voted to proceed with the abandonment of the assets that were written off. The abandonment work began in late 2010 and was completed in early 2011.

VARIABLE INTEREST ENTITIES (VIE)

We consolidate a VIE if we are the primary beneficiary of the VIE. Our determination of whether we are the primary beneficiary is based upon qualitative and quantitative analyses, which assess the purpose and design of the VIE;
  the nature of the VIE's risks and the risks we absorb;
  the power to direct activities that most significantly impact the economic performance of the VIE; and

  the obligation to absorb losses or right to receive benefits that could be significant to the VIE.

SDG&E has agreements under which it purchases power generated by facilities for which it supplies all of the natural gas to fuel the power plant (i.e., tolling agreements).  SDG&E's obligation to absorb natural gas costs may be a significant variable interest.  In addition, SDG&E has the power to direct the dispatch of electricity generated by these facilities. Based upon our analysis, the ability to direct the dispatch of electricity may have the most significant impacts on the economic performance of the entity owning the generating facility because of the associated exposure to the cost of natural gas, which fuels the plants, and the value of electricity produced. To the extent that SDG&E (1) is obligated to purchase and provide fuel to operate the facility, (2) has the power to direct the dispatch, and (3) purchases all of the output from the facility for a substantial portion of the facility's useful life, SDG&E may be the primary beneficiary of the entity owning the generating facility. SDG&E determines if it is the primary beneficiary in these cases based on the operational characteristics of the facility, including its expected power generation output relative to its capacity to generate and the financial structure of the entity, among other factors. If we determine that SDG&E is the primary beneficiary, Sempra Energy and SDG&E consolidate the entity that owns the facility as a VIE, as we discuss below.

Otay Mesa VIE

SDG&E has a 10-year agreement to purchase power generated at the Otay Mesa Energy Center (OMEC), a 605-megawatt (MW) generating facility that began commercial operations in October 2009. In addition to tolling, the agreement provides SDG&E with the option to purchase the power plant at the end of the contract term in 2019, or upon earlier termination of the purchased-power agreement, at a predetermined price subject to adjustments based on performance of the facility. If SDG&E does not exercise its option, under certain circumstances, it may be required to purchase the power plant at a predetermined price.

The facility owner, Otay Mesa Energy Center LLC (OMEC LLC), is a VIE (Otay Mesa VIE), of which SDG&E is the primary beneficiary. SDG&E has no OMEC LLC voting rights and does not operate OMEC. In addition to the risks absorbed under the tolling agreement, SDG&E absorbs separately through the put option a significant portion of the risk that the value of Otay Mesa VIE could decline. Sempra Energy and SDG&E have consolidated Otay Mesa VIE since the second quarter of 2007. Otay Mesa VIE's equity of $102 million at December 31, 2011 and $113 million at December 31, 2010 is included on the Consolidated Balance Sheets in Other Noncontrolling Interests for Sempra Energy and in Noncontrolling Interest for SDG&E.

OMEC LLC has a loan outstanding of $355 million at December 31, 2011, the proceeds of which were used for the construction of OMEC. The loan is with third party lenders and is secured by OMEC's property, plant and equipment. SDG&E is not a party to the loan agreement and does not have any additional implicit or explicit financial responsibility to OMEC LLC. The loan fully matures in April 2019 and bears interest at rates varying with market rates. In addition, OMEC LLC has entered into interest rate swap agreements to moderate its exposure to interest rate changes. We provide additional information concerning the interest rate swaps in Note 10.

Other Variable Interest Entities

SDG&E's power procurement is subject to reliability requirements that may require SDG&E to enter into various power purchase arrangements which include variable interests. SDG&E evaluates the respective entities to determine if variable interests exist and, based on the qualitative and quantitative analyses described above, if SDG&E, and thereby Sempra Energy, is the primary beneficiary. SDG&E has determined that no contracts, other than the one relating to Otay Mesa VIE mentioned above, result in SDG&E being the primary beneficiary as of December 31, 2011. In addition to the tolling agreements described above, other variable interests involve various elements of fuel and power costs, including certain construction costs, tax credits, and other components of cash flow expected to be paid to or received by our counterparties. In most of these cases, the expectation of variability is not substantial, and SDG&E generally does not have the power to direct activities that most significantly impact the economic performance of the other VIEs. If our ongoing evaluation of these VIEs were to conclude that SDG&E becomes the primary beneficiary and consolidation by SDG&E becomes necessary, the effects are not expected to significantly affect the financial position, results of operations, or liquidity of SDG&E. SDG&E is not exposed to losses or gains as a result of these other VIEs, because all such variability would be recovered in rates.

Sempra Energy's other business units also enter into arrangements which could include variable interests.  We evaluate these arrangements and applicable entities based upon the qualitative and quantitative analyses described above. Certain of these entities are service companies that are VIEs. As the primary beneficiary of these service companies, we consolidate them.  In all other cases, we have determined that these contracts are not variable interests in a VIE and therefore are not subject to the requirements of GAAP concerning the consolidation of VIEs.

The Consolidated Financial Statements of Sempra Energy and SDG&E include the following amounts associated with Otay Mesa VIE. The amounts are net of eliminations of transactions between SDG&E and Otay Mesa VIE. The financial statements of other consolidated VIEs are not material to the financial statements of Sempra Energy. The captions on the tables below correspond to SDG&E's Consolidated Balance Sheets and Consolidated Statements of Operations.

AMOUNTS ASSOCIATED WITH OTAY MESA VIE
(Dollars in millions)
			December 31,
			2011	2010
Cash and cash equivalents			$12	$10
Restricted cash			7	6
Accounts receivable - trade			7	―
Accounts receivable - other			―	(1)
Inventories			2	2
Other			1	1
Total current assets			29	18
Restricted cash			22	―
Sundry			6	6
Property, plant and equipment, net			494	516
Total assets			$551	$540

Current portion of long-term debt			$10	$10
Fixed-price contracts and other derivatives			16	17
Other			9	1
Total current liabilities			35	28
Long-term debt			345	355
Fixed-price contracts and other derivatives			65	41
Deferred credits and other			4	3
Other noncontrolling interest			102	113
Total liabilities and equity			$551	$540

	Years ended December 31,
	2011		2010	2009

Operating revenues
Electric	$	―	$(1)	$(1)
Natural gas		―	(3)	―
Total operating revenues		―	(4)	(1)
Operating expenses
Cost of electric fuel and purchased power		(72)	(82)	(13)
Operation and maintenance		19	20	7
Depreciation and amortization		22	26	7
Total operating expenses		(31)	(36)	1
Operating income (loss)		31	32	(2)
Other (expense) income, net		(1)	(34)	27
Interest expense		(11)	(14)	(1)
Income (loss) before income taxes/Net income (loss)		19	(16)	24
(Earnings) losses attributable to noncontrolling interest		(19)	16	(24)
Earnings	$	―	$ ―	$ ―

Asset Retirement Obligations

For tangible long-lived assets, we record asset retirement obligations for the present value of liabilities of future costs expected to be incurred when assets are retired from service, if the retirement process is legally required and if a reasonable estimate of fair value can be made. We also record a liability if a legal obligation to perform an asset retirement exists and can be reasonably estimated, but performance is conditional upon a future event. We record the estimated retirement cost over the life of the related asset by depreciating the present value of the obligation (measured at the time of the asset's acquisition) and accreting the discount until the liability is settled. Rate-regulated entities record regulatory assets or liabilities as a result of the timing difference between the recognition of costs in accordance with GAAP and costs recovered through the rate-making process. We have recorded a regulatory liability to show that the California Utilities have collected funds from customers more quickly and for larger amounts than we would accrete the retirement liability and depreciate the asset in accordance with GAAP.

We have recorded asset retirement obligations related to various assets including:

SDG&E and SoCalGas

  fuel and storage tanks
  natural gas distribution system
  hazardous waste storage facilities

  asbestos-containing construction materials

SDG&E

  decommissioning of nuclear power facilities
  electric distribution and transmission systems
  site restoration of a former power plant

  power generation plant (natural gas)

SoCalGas

  natural gas transmission pipelines

  underground natural gas storage facilities and wells

Sempra Mexico

  power generation plant (natural gas)
  natural gas distribution and transportation systems
  LNG terminal

Sempra Renewables

  certain power generation plants (solar)

Sempra Natural Gas

  power generation plant (natural gas)
  natural gas distribution and transportation systems

  underground natural gas storage facilities

The changes in asset retirement obligations are as follows:

CHANGES IN ASSET RETIREMENT OBLIGATIONS
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2011	2010	2011	2010	2011	2010
Balance as of January 1(1)	$1,468	$1,313	$623	$590	$803	$676
Accretion expense	82	77	38	37	41	38
Liabilities incurred	12	10	3	―	―	―
Payments	(1)	(17)	―	―	―	(2)
Revisions(2,3)	364	85	34	(4)	331	91
Balance as of December 31(1)	$1,925	$1,468	$698	$623	$1,175	$803
(1)	The current portions of the obligations are included in Other Current Liabilities on the Consolidated Balance Sheets.
(2)	The increase in obligations at SDG&E and SoCalGas for revisions in 2011 resulted from changes in assets in service and a decrease in the discount rate from 5.13 percent in 2010 to 4.00 percent in 2011, based on the risk-free rate plus an estimated credit spread.
(3)	The increase in obligations at SoCalGas for revisions in 2010 resulted from changes in assets in service and a decrease in the discount rate from 5.54 percent in 2009 to 5.13 percent in 2010, based on the risk-free rate plus an estimated credit spread.

Contingencies

We accrue losses for the estimated impacts of various conditions, situations or circumstances involving uncertain outcomes. For loss contingencies, we accrue the loss if an event has occurred on or before the balance sheet date and:

  information available through the date we file our financial statements indicates it is probable that a loss has been incurred, given the likelihood of uncertain future events; and

  the amounts of the loss can be reasonably estimated.

We do not accrue contingencies that might result in gains. We continuously assess contingencies for litigation claims, environmental remediation and other events.

Legal Fees

Legal fees that are associated with a past event for which a liability has been recorded are accrued when it is probable that fees also will be incurred.

Comprehensive Income

Comprehensive income includes all changes in the equity of a business enterprise (except those resulting from investments by owners and distributions to owners), including:

  foreign-currency translation adjustments
  changes in unamortized net actuarial gain or loss and prior service cost related to pension and other postretirement benefits plans unrealized gains or losses on available-for-sale securities certain hedging activities

The Consolidated Statements of Comprehensive Income show the changes in the components of other comprehensive income (OCI), including the amounts attributable to noncontrolling interests. The components of Accumulated Other Comprehensive Income (Loss) (AOCI), shown net of income taxes on the Consolidated Balance Sheets, and the related income tax balances at December 31, 2011 and 2010 are as follows:

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) AND
ASSOCIATED INCOME TAX EXPENSE (BENEFIT)
(Dollars in millions)
	Accumulated Other Comprehensive Income (Loss)		Income Tax Expense (Benefit)
	2011	2010	2011	2010
Sempra Energy Consolidated
Foreign currency translation loss	$(359)	$(229)	$(3)	$	―
Financial instruments	(31)	(15)	(22)		(12)
Unrealized gains on available-for-sale securities	―	1	―		1
Unamortized net actuarial loss	(100)	(88)	(68)		(60)
Unamortized prior service credit	1	1	1		1
Balance as of December 31	$(489)	$(330)	$(92)		$(70)
SDG&E
Unamortized net actuarial loss	$(11)	$(11)	$(8)		$(8)
Unamortized prior service credit	1	1	1		1
Balance as of December 31	$(10)	$(10)	$(7)		$(7)
SoCalGas
Unamortized net actuarial loss	$(6)	$(5)	$(4)		$(4)
Unamortized prior service credit	1	1	―		1
Financial instruments	(16)	(18)	(11)		(12)
Balance as of December 31	$(21)	$(22)	$(15)		$(15)

Noncontrolling interests

Ownership interests that are held by owners other than Sempra Energy and SDG&E in subsidiaries or entities consolidated by them are accounted for and reported as noncontrolling interests. As a result, noncontrolling interests are reported as a separate component of equity on the Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income. Net income or loss attributable to the noncontrolling interests is separately identified on the Consolidated Statements of Operations.

The preferred stock at SoCalGas is presented at Sempra Energy as a noncontrolling interest at December 31, 2011 and 2010. The preferred stock of SDG&E is contingently redeemable preferred stock. At Sempra Energy, the preferred stock dividends of SDG&E, SoCalGas and PE are charges against income related to noncontrolling interests. We provide additional information concerning preferred stock in Note 12. At December 31, 2011 and 2010 we reported the following noncontrolling ownership interests held by others:

OWNERSHIP INTERESTS HELD BY OTHERS AS OF DECEMBER 31
(Dollars in millions)
	Percent Ownership Held by Others	2011	2010
Bay Gas(1)	9%	$17	$15
Southern Gas Transmission(1)	49	1	1
Liberty(1)	25	9	(18)
Tecsur(2)	10	4	-
Luz del Sur(2)	20	216	-
Chilquinta Energía(2)	15 - 43	34	-
Otay Mesa VIE (at SDG&E)	100	102	113
Total Sempra Energy		$383	$111
(1)	Part of Sempra Natural Gas.
(2)	Controlling interest acquired in 2011.

REVENUES

Utilities

Our California Utilities generate revenues primarily from deliveries to their customers of electricity by SDG&E and natural gas by both SoCalGas and SDG&E and from related services. They record these revenues following the accrual method and recognize them upon delivery and performance. They also record revenue from CPUC-approved incentive awards, some of which require approval by the CPUC prior to being recognized. We provide additional discussion on utility incentive mechanisms in Note 14.

Under an operating agreement with the California Department of Water Resources (DWR), SDG&E acts as a limited agent on behalf of the DWR in the administration of energy contracts, including natural gas procurement functions under the DWR contracts allocated to SDG&E's customers. The legal and financial responsibilities associated with these activities continue to reside with the DWR. Accordingly, the commodity costs associated with long-term contracts allocated to SDG&E from the DWR (and the revenues to recover those costs) are not included in our Consolidated Statements of Operations. We provide discussion on electric industry regulation related to the DWR in Note 14.

On a monthly basis, SoCalGas accrues natural gas storage contract revenues, which consist of storage reservation and variable charges based on negotiated agreements with terms of up to 15 years.

Our natural gas utilities outside of California, Mobile Gas and Ecogas, apply GAAP for regulated utilities consistent with the California Utilities.

Our utilities in South America, which were consolidated as part of our Sempra South American Utilities segment beginning April 6, 2011 as we discuss in Note 3, are Chilquinta Energía and Luz del Sur. Chilquinta Energía is an electric distribution utility serving customers in the cities of Valparaiso and Viña del Mar in central Chile. Luz del Sur is an electric distribution utility in the southern zone of metropolitan Lima, Peru. The companies serve primarily regulated customers, and their revenues are based on tariffs that are set by the National Energy Commission (Comisión Nacional de Energía, or CNE) in Chile and the Energy and Mining Investment Supervisory Body (Organismo Supervisor de la Inversión en Energía y Minería, or OSINERGMIN) of the National Electricity Office under the Ministry of Energy and Mines in Peru.

The tariffs charged are based on an efficient model distribution company defined by Chilean law in the case of Chilquinta Energía, and OSINERGMIN in the case of Luz del Sur. The tariffs include operation and maintenance costs, an internal rate of return on the new replacement value (Valor Nuevo de Reemplazo, or VNR) of depreciable assets, charges for the use of transmission systems, and a component for the value added by the distributor. Tariffs are designed to provide for a pass-through to customers of the main noncontrollable cost items (mainly power purchases and transmission charges), recovery of reasonable operating and administrative costs, incentives to reduce costs and make needed capital investments and a regulated rate of return on the distributor's regulated asset base. Because the tariffs are based on a model and are intended to cover the costs of the model company, but are not based on the costs of the specific utility and may not result in full cost recovery, they do not meet the requirement necessary for treatment under applicable GAAP for regulatory accounting.

For Chilquinta Energía, rates for four-year periods related to distribution and transmission are reviewed separately on an alternating basis every two years. Their next review is scheduled to be completed, with tariff adjustments also going into effect, in November 2012 for distribution and November 2014 for transmission.

The components of tariffs above for Luz del Sur are reviewed and adjusted every four years. Their next review is scheduled to be completed, with tariff adjustments also going into effect, in November 2013.

The table below shows the total utilities revenues in Sempra Energy's Consolidated Statements of Operations for each of the last three years. The revenues include amounts for services rendered but unbilled (approximately one-half month's deliveries) at the end of each year.

TOTAL UTILITIES REVENUES AT SEMPRA ENERGY CONSOLIDATED(1)
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Natural gas revenues	$4,489	$4,491	$4,002
Electric revenues	3,833	2,528	2,419
Total	$8,322	$7,019	$6,421
(1) Excludes intercompany revenues.

As we discuss in Note 14, the SDG&E and SoCalGas core natural gas supply portfolios are combined. SoCalGas manages the combined portfolio and procures natural gas for SDG&E's core customers. Core customers are primarily residential and small commercial and industrial customers. This core gas procurement function is considered a shared service, therefore amounts related to SDG&E are not included in SoCalGas' Consolidated Statements of Operations.

We provide additional information concerning utility revenue recognition in “Regulatory Matters” above.

Energy-Related Businesses

Sempra Natural Gas

Sempra Natural Gas generates revenues from selling electricity to governmental, public utility and wholesale power marketing entities. These revenues are recognized as the electricity is delivered. In each of 2011, 2010 and 2009, Sempra Natural Gas' electricity sales to the DWR accounted for a significant portion of its revenues. This contract ended September 30, 2011. Sempra Natural Gas recognizes revenues on natural gas storage and transportation operations when services are provided in accordance with contractual agreements for the storage and transportation services. Sempra Natural Gas revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for power and natural gas. Related to its LNG terminal and marketing operations, Sempra Natural Gas recognizes revenues from the sale of LNG and natural gas as deliveries are made to counterparties and from reservation and usage fees under terminal capacity agreements.

Sempra Mexico

Sempra Mexico's pipeline operations recognize revenues from the sale and transportation of natural gas as deliveries are made and from fixed capacity payments. Sempra Mexico also recognizes revenues from (1) the sale of LNG and natural gas as deliveries are made to counterparties and (2) from reservation and usage fees under terminal capacity agreements, nitrogen injection service agreements and tug service agreements. It reports revenue net of value added taxes in Mexico. Sempra Mexico's revenues also include net realized gains and losses and the net change in the fair value of unrealized gains and losses on derivative contracts for natural gas.

Sempra Commodities

On April 1, 2008, our commodities-marketing businesses, previously wholly owned subsidiaries of Sempra Energy, were sold into RBS Sempra Commodities LLP (RBS Sempra Commodities), a partnership jointly owned by Sempra Energy and The Royal Bank of Scotland. Therefore, beginning April 1, 2008, we have accounted for our earnings in the partnership under the equity method. In 2010 and early 2011, the partnership divested its principal businesses and assets. We provide more information on these matters in Notes 3 and 4.

RBS Sempra Commodities generated most of its revenues from trading and marketing activities in natural gas, electricity, petroleum, petroleum products, base metals and other commodities. RBS Sempra Commodities quoted bid and ask prices to end users and other market makers. It also earned trading profits as a dealer by structuring and executing transactions. Principal transaction revenues were recognized on a trade-date basis and included realized gains and losses and the net change in unrealized gains and losses.

RBS Sempra Commodities used derivative instruments to reduce its exposure to unfavorable changes in market prices. Non-derivative contracts were accounted for on an accrual basis and the related profit or loss was recognized as the contracts were settled.

OTHER COST OF SALES

Other Cost of Sales primarily includes pipeline capacity marketing costs, and pipeline transportation and natural gas marketing costs incurred at Sempra Natural Gas and electrical construction costs at Sempra South American Utilities. The costs at Sempra South American Utilities are related to the energy-services companies in South America that we discuss in Note 3.

OPERATION AND MAINTENANCE EXPENSES

Operation and Maintenance includes operating and maintenance costs, and general and administrative costs, which consist primarily of personnel costs, purchased materials and services, and rent. SDG&E's and SoCalGas' Operation and Maintenance includes litigation expense, which is shown separately on Sempra Energy's Consolidated Statements of Operations.

Foreign Currency Translation

Our operations in South America and our natural gas distribution utility in Mexico use their local currency as their functional currency. The assets and liabilities of their foreign operations are translated into U.S. dollars at current exchange rates at the end of the reporting period, and revenues and expenses are translated at average exchange rates for the year. The resulting noncash translation adjustments do not enter into the calculation of earnings or retained earnings (unless the operation is being discontinued), but are reflected in Comprehensive Income and in Accumulated Other Comprehensive Income (Loss), a component of shareholders' equity.

To reflect the fluctuations in the values of functional currencies of our South American investments, which were accounted for under the equity method prior to April 6, 2011, the following adjustments were made to the carrying value of these investments (dollars in millions):

		Upward (downward) adjustment to investments
Investment	Currency	2011(1)	2010	2009
Chilquinta Energía	Chilean Peso	$(10)	$34	$85
Luz del Sur	Peruvian Nuevo Sol	―	5	13
(1)		As discussed in Note 3, the cumulative foreign currency translation adjustment balances totaling $54 million in Accumulated Other Comprehensive Income (Loss) as of April 6, 2011 were reclassified to net income as a result of the gain on the remeasurement of our equity method investments in Chilquinta Energía and Luz del Sur during the second quarter of 2011.

Smaller adjustments have been made to other operations where the U.S. dollar is not the functional currency. We provide additional information concerning these investments in Note 4.

Currency transaction gains and losses in a currency other than the entity's functional currency are included in the calculation of Other Income, Net, at Sempra Energy as follows:

	Years ended December 31,
(Dollars in millions)	2011	2010	2009
Currency transaction gain	$11	$4	$3

Transactions with Affiliates

Loans to Unconsolidated Affiliates

Sempra South American Utilities has a U.S. dollar-denominated loan to Camuzzi Gas del Sur S.A., an affiliate of the segment's Argentine investments which we discuss in Note 4. The loan has an $18 million principal balance outstanding plus $6 million of accumulated interest at a variable interest rate (7.377 percent at December 31, 2011). In June 2011, the maturity date of the loan was extended from June 2011 to June 30, 2012. The loan was fully reserved at December 31, 2010 and 2011.

Investments

Sempra Energy, at Parent and Other, has an investment in bonds issued by Chilquinta Energía that we discuss in Note 5.

Other Affiliate Transactions

Sempra Energy, SDG&E and SoCalGas provide certain services to each other and are charged an allocable share of the cost of such services. Amounts due to/from affiliates are as follows:

AMOUNTS DUE TO AND FROM AFFILIATES AT SDG&E AND SOCALGAS
(Dollars in millions)
	December 31,
	2011	2010
SDG&E
Current:
Due from SoCalGas	$2	$11
Due from various affiliates	65	1
	$67	$12

Due to Sempra Energy	$14	$16

Income taxes due from Sempra Energy(1)	$97	$25

SoCalGas
Current:
Due from Sempra Energy	$23	$60
Due from various affiliates	17	―
Due from RBS Sempra Commodities	―	3
	$40	$63

Due to SDG&E	$2	$11

Income taxes due from (to) Sempra Energy(1)	$17	$(3)
(1)	SDG&E and SoCalGas are included in the consolidated income tax return of Sempra Energy and are allocated income tax expense from Sempra Energy in an amount equal to that which would result from the companies’ having always filed a separate return.

Revenues from unconsolidated affiliates at our utility businesses are as follows:

REVENUES FROM UNCONSOLIDATED AFFILIATES AT UTILITY BUSINESSES
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
SDG&E	$7	$8	$8
SoCalGas	53	44	43

Transactions with RBS Sempra Commodities

Several of our segments have engaged in transactions with RBS Sempra Commodities. As a result of the divestiture of substantially all of RBS Sempra Commodities' businesses, transactions between our segments and RBS Sempra Commodities were assigned over time to the buyers of the joint venture businesses. The assignments of the related contracts were substantially completed by May 1, 2011. Amounts in our Consolidated Financial Statements related to these transactions are as follows:

AMOUNTS RECORDED FOR TRANSACTIONS WITH RBS SEMPRA COMMODITIES
(Dollars in millions)
	Years ended December 31,
	2011(1)		2010	2009
Revenues:
SoCalGas	$	―	$14	$13
Sempra Mexico		37	82	39
Sempra Natural Gas		7	184	35

Cost of natural gas:
SDG&E	$	―	$3	$4
SoCalGas		―	36	19
Sempra Mexico		74	193	67
Sempra Natural Gas		3	177	20
(1)			With the exception of Sempra Mexico, whose contract with RBS Sempra Commodities expired in July 2011, amounts only include activities prior to May 1, 2011, the date by which substantially all the contracts with RBS Sempra Commodities were assigned to buyers of the joint venture businesses.

			December 31,
			2010
Fixed-price contracts and other derivatives - Net Asset (Liability):
Sempra Mexico			$(6)
Sempra Natural Gas			(12)
Total			$(18)

Due to unconsolidated affiliates:
Sempra Mexico			$11
Sempra Natural Gas			13
Sempra Commodities			11
Total			$35

Due from unconsolidated affiliates:
SoCalGas			$3
Sempra Mexico			12
Sempra Natural Gas			14
Parent and other			5
Total			$34

Restricted Net Assets

Sempra Energy Consolidated

As we discuss below, the California Utilities have restrictions on the amount of funds that can be transferred to Sempra Energy by dividend, advance or loan as a result of conditions imposed by various regulators. Additionally, certain other Sempra Energy subsidiaries are subject to various financial and other covenants and other restrictions contained in debt and credit agreements described in Note 5 and in other agreements that limit the amount of funds that can be transferred to Sempra Energy. At December 31, 2011, Sempra Energy was in compliance with all covenants related to its debt agreements.

At December 31, 2011, the amount of restricted net assets of wholly owned subsidiaries of Sempra Energy, including the California Utilities discussed below, that may not be distributed to Sempra Energy in the form of a loan or dividend is $4.8 billion. Although the restrictions cap the amount of funding that the various operating subsidiaries can provide to Sempra Energy, we do not believe these restrictions will have a significant impact on our ability to access cash to pay dividends.

As we discuss in Note 4, $78 million of Sempra Energy's consolidated retained earnings balance represents undistributed earnings of equity method investments at December 31, 2011.

Significant restrictions of subsidiaries include

  Wholly owned Mobile Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions with respect to capital stock. Under these restrictions, net assets of approximately $116 million are restricted at December 31, 2011.
  91-percent owned Bay Gas has long-term debt instruments containing restrictions relating to the payment of dividends and other distributions if Bay Gas does not maintain a specified debt service coverage ratio. Bay Gas had no restricted net assets at December 31, 2011.
  50-percent owned Fowler Ridge 2 Wind Farm (Fowler Ridge 2) and Cedar Creek 2 Wind Farm (Cedar Creek 2) have debt agreements which require each joint venture to maintain reserve accounts in order to pay the projects' debt service and operation and maintenance requirements. As a result of these requirements, total joint venture net assets of approximately $23 million at Fowler Ridge 2 and $18 million at Cedar Creek 2, respectively, are restricted at December 31, 2011. We discuss Sempra Energy guarantees associated with these requirements in Note 5.

  Peru and Mexico require domestic corporations to maintain minimum reserves for future litigation expense as a percentage of capital stock, resulting in restricted net assets of $35 million at Luz del Sur and $22 million at Sempra Energy's Mexican subsidiaries as of December 31, 2011.

California Utilities

The CPUC's regulation of the California Utilities' capital structures limits the amounts that are available for dividends and loans to Sempra Energy. At December 31, 2011, Sempra Energy could have received combined loans and dividends of approximately $969 million from SoCalGas and approximately $400 million from SDG&E.

The payment and amount of future dividends for SDG&E and SoCalGas are within the discretion of their board of directors. The following restrictions limit the amount of retained earnings that may be dividended or loaned to Sempra Energy from either utility:

  The CPUC requires that SDG&E's and SoCalGas' common equity ratios be no lower than one percentage point below the CPUC authorized percentage of each entity's authorized capital structure, which is currently:
  49 percent at SDG&E
  48 percent at SoCalGas
  The FERC requires SDG&E to maintain a common equity ratio of 30 percent or above

  The California Utilities have a combined revolving credit line that requires each utility to maintain a ratio of consolidated indebtedness to consolidated capitalization (as defined in the agreement) of no more than 65 percent, as we discuss in Note 5

Based upon these restrictions, $3.3 billion of SDG&E's and $1.2 billion of SoCalGas' net assets are restricted as of December 31, 2011 and may not be transferred to Sempra Energy.

OTHER INCOME, NET

Other Income, Net on the Consolidated Statements of Operations consists of the following:

OTHER INCOME, NET
(Dollars in millions)
	Years ended December 31,
	2011	2010	2009
Sempra Energy Consolidated:
Allowance for equity funds used during construction	$99	$57	$39
Investment gains(1)	22	35	55
(Losses) gains on interest rate and foreign exchange instruments(2)	(14)	(24)	33
Regulatory interest income, net(3)	2	1	4
Sundry, net(4)	21	71	18
Total	$130	$140	$149
SDG&E:
Allowance for equity funds used during construction	$80	$43	$29
Regulatory interest income, net(3)	2	―	5
(Losses) gains on interest rate instruments(5)	(1)	(34)	27
Sundry, net	(2)	1	3
Total	$79	$10	$64
SoCalGas:
Allowance for equity funds used during construction	$19	$14	$10
Regulatory interest income (expense), net(3)	―	1	(1)
Sundry, net	(6)	(3)	(2)
Total	$13	$12	$7
(1)	Represents investment gains on dedicated assets in support of our executive retirement and deferred compensation plans. These amounts are partially offset by corresponding changes in compensation expense related to the plans.
(2)	Sempra Energy Consolidated includes Otay Mesa VIE and additional instruments.
(3)	Interest on regulatory balancing accounts.
(4)	Amount in 2010 includes proceeds of $48 million from a legal settlement.
(5) Related to Otay Mesa VIE.